UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2013


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       333-159607              98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

                                 (954) 476-4638
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 13, 2013, Tungsten Corp. (the "Company") entered into a Restricted Stock Award Agreement (the "Agreement") with Joseph P. Galda, pursuant to which Mr. Galda was granted 750,000 shares of restricted common stock of the Company (the "Restricted Shares") in consideration for services to be rendered to the Company by Mr. Galda as a director of the Company. The Restricted Shares will vest over a three year period at the rate of 62,500 shares of common stock per quarter, with the first portion of the Restricted Shares vesting on June 30, 2013 and all the Restricted Shares vesting by March 31, 2016. Under the Agreement, all unvested Restricted Shares shall vest upon a "change in control," as defined in the Agreement.

According to the Agreement, the vesting of the Restricted Shares is subject to Mr. Galda's continuous service to the Company as a director. In the event that the Board of Directors of the Company determines that Mr. Galda has committed certain acts of misconduct, Mr. Galda will not be entitled to the Restricted Shares. Mr. Galda also made certain representations to the Company in connection with the restricted stock award, including representations relating to this ability to bear economic risk, the sufficiency of information received, his level of sophistication in financial and business matters, and his purpose for acquiring the Restricted Shares.

The Restricted Stock Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms and conditions are incorporated herein. The foregoing statements are not intended to be a complete description of all terms and conditions of the Restricted Stock Award Agreement.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 13, 2013, the Board of Directors of the Company appointed Joseph P. Galda as a director of the Company. Mr. Galda's term ends at the next annual meeting of stockholders when his successor has been duly elected and qualified.

The Board of Directors did not elect Mr. Galda pursuant to any arrangement or understanding between Mr. Galda and the Company or any other person. There are no material transactions between Mr. Galda and the Company or any other person requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Galda (age 53) is a corporate finance attorney and is the founder of J.P. Galda & Co., a law firm. Prior to founding his firm, Mr. Galda was counsel to Fox Rothschild LLP (a law firm) (2012 to 2013), President of Corsair Advisors, Inc., a strategic consulting firm (2004 to 2012), and a general partner of Hodgson Russ LLP, a law firm (2000 to 2004), where he practiced as a foreign legal consultant in the firm's Toronto, Ontario office. Since 2005, Mr. Galda has been a director of Secure Energy, Inc., a private company developing a coal to liquids alternative energy project.

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
In connection with Mr. Galda's appointment to the Board of Directors, Mr. Galda was granted the Restricted Shares pursuant to the Restricted Stock Award Agreement. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                       Description
-----------                       -----------

10.1          Restricted Stock Award Agreement, dated May 13, 2013

99.1 Press Release Announcing Appointment of Joseph P. Galda to Board of Directors

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TUNGSTEN CORP.
                                       (Registrant)


Date: May 14, 2013                     By: /s/ Guy Martin
                                           -------------------------------------
                                           Guy Martin
                                           President and Chief Executive Officer

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